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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): June 4, 2002

                            MAGNA ENTERTAINMENT CORP.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


        000-30578                                      98-0208374
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(Commission File Number)                   (I.R.S. Employer Identification No.)


              337 Magna Drive, Aurora, Ontario, Canada        L4G 7K1
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             (Address of Principal Executive Offices)        (Zip Code)

                                 (905) 726-2462
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if changed since Last Report)


ITEM 5.     OTHER EVENTS AND REGULATION FD DISCLOSURE

On June 4, 2002, the Registrant entered into an agreement to acquire all of the shares of Flamboro Downs Holdings Limited, the owner and operator of Flamboro Downs, a harness racetrack located near Hamilton, Ontario, 45 miles west of Toronto.

The acquisition cost, which is subject to usual adjustments at closing, is expected to be approximately US$47 million, and will be satisfied by a vendor take-back mortgage of approximately US$26 million with the remainder paid in cash. The transaction is expected to close in the third quarter of 2002, subject to certain conditions, including the receipt of regulatory approvals.

A copy of the press release announcing the transaction is attached as Exhibit 99 to this Current Report on Form 8-K.

                                                               Page 1 of 4 pages
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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

Exhibits                                                                 Page

Exhibit 99  Copy of Registrant's press release dated June 4, 2002.       3 - 4


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 MAGNA ENTERTAINMENT CORP.
                                                          (Registrant)




Date: June 7, 2002                               by:  /s/ Gary M. Cohn
                                                      --------------------------
                                                      Gary M. Cohn, Secretary

                                                                     Page 2 of 4
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                        [LETTERHEAD OF MEC APPEARS HERE]


                                   EXHIBIT 99


                    MAGNA ENTERTAINMENT CORP. SIGNS AGREEMENT
                            TO ACQUIRE FLAMBORO DOWNS

June 4, 2002, Aurora, Ontario, Canada..........Magna Entertainment Corp. ("MEC")
(NASDAQ: MIEC; TSE: MIE.A, MEH) today announced that it has entered into an agreement to acquire all of the shares of Flamboro Downs Holdings Limited, the owner and operator of Flamboro Downs, a harness racetrack located near Hamilton, Ontario, 45 miles west of Toronto. Flamboro Downs also houses a gaming facility with 750 slot machines operated by the Ontario Lottery and Gaming Corporation. Pursuant to an agreement with the Ontario Lottery and Gaming Corporation, Flamboro Downs receives 20% of the "net win" (slot machine revenues minus payout to slot players), with one-half of that amount added to purses and the other half being retained by Flamboro Downs. Flamboro Downs also operates seven off-track betting facilities ("OTBs") in the surrounding region.

The acquisition cost, which is subject to usual adjustments at closing, is expected to be approximately US$47 million, and will be satisfied by a vendor take-back mortgage of approximately US$26 million with the remainder paid in cash. The transaction is expected to close in the third quarter of 2002, subject to certain conditions, including the receipt of regulatory approvals.

Flamboro Downs, "Canada's fastest half-mile track", was opened in 1975 and conducts a live harness racing meet year-round with approximately 260 live race days. Flamboro Downs will host its signature event, the Confederation Cup, for the 26th year on Sunday, August 18, 2002.

Frank Stronach, Chairman of MEC, stated: "The acquisition of Flamboro Downs will mark MEC's entry into the Ontario and Canadian racing markets and will represent another important step in MEC's program of expanding its North American racing operations. We are very pleased to welcome the management and staff of Flamboro Downs to the MEC family."

Jim McAlpine, President and Chief Executive Officer of MEC, stated: "Flamboro Downs is located in a great community and it is well supported by harness racing interests in the Province of Ontario. We look forward to working with the Ontario harness racing industry in the years ahead to continue the growth of harness racing in Ontario. MEC is also enthusiastic about the opportunity to work with the Ontario Lottery and Gaming Corporation, who operate the gaming facility at Flamboro Downs."

Charles Juravinski, Chairman of Flamboro Downs, stated: "I am delighted to see Flamboro Downs go forward in such a positive manner. It has always been my vision and dream to have Flamboro Downs become a destination entertainment venue not only for horseracing enthusiasts but for entire families. I am sure I express not only my sentiment but also the sentiments of our loyal customers and the entire Flamboro Downs family when I say how pleased I am to see Flamboro Downs integrated into the MEC family."

                                                                     Page 3 of 4
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MEC, one of the largest operators of premier horse racetracks in the United
States, acquires, develops and operates horse racetracks and related pari-mutuel wagering operations, including OTBs, and owns and operates a national account wagering system called XpressBet(TM).

For more information contact:

Graham Orr
Executive Vice-President
& Chief Financial Officer
Magna Entertainment Corp.
Tel:  905-726-7099
Fax: 905-726-2585

This press release may contain forward-looking statements as defined by the U.S. Securities Act of 1933 and the U.S. Securities Exchange Act of 1934. These forward-looking statements may include, among others, statements regarding: expectations as to operational improvements; expectations as to cost savings, revenue growth and earnings; the time by which certain objectives will be achieved; projections, predictions, expectations, estimates or forecasts as to our financial and operating results and future economic performance; and other matters that are not historical facts. Forward-looking statements should not be read as guarantees of future performance or results, and will not necessarily be accurate indications of whether or the times at or by which such performance or results will be achieved. Forward-looking statements are based on information available at the time and/or management's good faith belief with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Important factors that could cause such differences include, but are not limited to, the factors discussed in the "Risk Factors" section of our Report on Form 10-K for the year ended December 31, 2001 and our subsequent public filings. We assume no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect thereto or with respect to other forward-looking statements.

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